UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2005

Penton Media, Inc

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14337	36-2875386

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Penton Media Building 1300 East Ninth Street, Cleveland, Ohio	44114-1503

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (216) 696-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 2, 2005, Penton Media, Inc. (“the Company”) issued a press release announcing that the Board of Directors of the Company had appointed Adrian Kingshott as a new Director effective as of May 26, 2005. Mr. Kingshott will stand for election at the Company’s annual meeting of stockholders to be held on July 19, 2005 for a one-year term expiring in 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.: 99.1

Description: Press release dated June 2, 2005, issued by Penton Media, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penton Media, Inc.
June 2, 2005	By:	Preston L. Vice

Name: Preston L. Vice Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 2, 2005

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